TWENTIETH CENTURY

                               Conservative Equity

                                      Funds

                                Semiannual Report
                                  September 30,
                                      1996

                                     VALUE

                                 EQUITY INCOME
--------------------------------------------------------------------------------
                    TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.

                                  [cover page]



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TABLE OF CONTENTS

Our Message to You . . . . . . . . . . . . . . . . . . . . . . . . 1

Investment Philosophy. . . . . . . . . . . . . . . . . . . . . . . 2

Period Overview. . . . . . . . . . . . . . . . . . . . . . . . . . 3

Investment Review

    Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

    Equity Income  . . . . . . . . . . . . . . . . . . . . . . . . 7

Schedules of Investments

    Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

    Equity Income  . . . . . . . . . . . . . . . . . . . . . . . . 12

Statements of Assets and Liabilities . . . . . . . . . . . . . . . 15

Statements of Operations . . . . . . . . . . . . . . . . . . . . . 16

Statements of Changes in Net Assets. . . . . . . . . . . . . . . . 17

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . 18

Financial Highlights

    Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

    Equity Income  . . . . . . . . . . . . . . . . . . . . . . . . 22

INDICES USED FOR PERFORMANCE COMPARISONS
(NONE ARE INVESTMENT PRODUCTS AVAILABLE FOR PURCHASE.)

THE S&P 500 INDEX is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market generally.

THE S&P/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and in general share other characteristics associated with "value" stocks.

THE LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper Analytical Services, Inc., is an independent mutual fund ranking service.




                                                             SEPTEMBER 30, 1996
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OUR MESSAGE TO YOU

The six months ended September 30, 1996, provided several landmarks. The U.S. stock market reached all-time highs in May and June, declined in July, then rallied to record levels again in August and September. This volatility allowed our conservative equity management team to show you the benefits of Twentieth Century Value and Twentieth Century Equity Income, which are managed to offer you the potential for more stability in volatile markets. The management team discusses the funds' performance on pages 4-9.

In September, the Value fund completed its third year of operations, making it eligible for a Morningstar rating.* Morningstar recognized the fund's consistent performance and relative share price stability by awarding it five stars, its top rating. Morningstar only gives five stars to the top 10% of the equity funds it rates, based on historical returns and share price behavior over a minimum three-year period. Morningstar compared the Value fund with 1,708 equity mutual funds over the three-year period ended September 30, 1996. The Equity Income fund will become eligible for a Morningstar rating on August 1, 1997.

In September we also completed the operational integration of Twentieth Century and The Benham Group. As a result, you now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds. Another integration landmark and benefit is the new Twentieth Century Web site. If you use a personal computer, we've made it easier for you to download information about Twentieth Century and Benham funds and access your fund accounts. You can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: http://www.twentieth-century.com. We are one of the first mutual fund companies to offer direct on-line transactions via the Internet.

We will continue to work to provide you with useful, convenient information and services. Thank you for investing with us.


[Photo of James E. Stowers and James E. Stowers III]

Sincerely,


[Signature of James E. Stowers]

James E. Stowers

CHAIRMAN OF THE BOARD AND FOUNDER

[Signature of James E. Stowers III]

James E. Stowers III

PRESIDENT AND CHIEF EXECUTIVE OFFICER

*Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1996. The overall rating, which may change monthly, is calculated from the fund's three-year average total returns in excess of 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars. Past performance is no guarantee of future results.

                                       1

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INVESTMENT PHILOSOPHY

Conservative investment practices are the hallmark of Twentieth Century Value and Twentieth Century Equity Income. Broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns. The team also looks for dividend yield, since dividend income can help offset the impact of market downturns on fund performance.


TWENTIETH CENTURY VALUE invests in the equity securities of seasoned, established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

TWENTIETH CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. To help increase the fund's yield and help reduce the impact of stock market value changes, the team maintains a relatively large percentage of assets in convertible securities. These are income-paying issues that may, at some later date, be converted into equity securities at favorable prices. The prices of convertibles usually do not fluctuate as much as those of common stocks, and they generally pay higher interest and dividends than common stocks. Under normal circumstances, the fund can be expected to have less share-price volatility than Twentieth Century Value.


PORTFOLIO MANAGERS

 Peter Zuger

 Phil Davidson

                                       2



                                                             SEPTEMBER 30, 1996
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PERIOD OVERVIEW

U.S. ECONOMIC ENVIRONMENT

Healthy economic growth and continued low inflation were two of the key factors that characterized the U.S. economy during the six months ended September 30, 1996.

Robust employment gains, improving retail sales, strong auto sales and a resilient housing market produced a 4.7% annualized rate of growth in the second quarter. Seemingly undaunted by predictions of a downturn in the second half of 1996, the economy continued to expand in the third quarter. Over 450,000 new jobs were created in July and August alone, sending the national unemployment rate to a six-year low of 5.1% in August.

The stronger-than-anticipated economic numbers were coupled with lower-than-expected inflation. Yet inflationary expectations triggered a self-correcting mechanism--higher interest rates--during the spring and summer, which helped slow the economy and kept prices down. For the first nine months of the year, inflation, as measured by the consumer price index (CPI), grew at an annualized rate of 3.2%. Because of this apparent lack of inflationary pressure, the Federal Reserve held interest rates steady through September.

U.S. STOCK MARKET ENVIRONMENT

A strong correlation exists between low inflation and strong stock market performance, and that correlation continued during the six months ended September 30, 1996. Economic growth coupled with low inflation allowed the U.S. stock market to override concerns about slowing corporate earnings growth, and post positive returns for the period. The S&P 500 Index, the most widely-accepted proxy for general U.S. stock market performance, posted a 7.7% total return for the period and finished the third quarter at an all-time high.

This favorable six-month performance masked a sizable dip in the middle of the period. The market hit all-time highs in late May and early June as investors poured record amounts of money into stock mutual funds. However, an earnings scare and higher interest rates caused a sharp decline in early July, followed by another rally to record levels in August and September.

At the beginning of the period, small company stocks outperformed large company stocks. A substantial portion of the record cash inflows from investors was earmarked for growth mutual funds focusing on small company stocks. These stocks surged in April and May on the heels of a rebound in technology stocks.

But investors became nervous about inflation, higher interest rates and earnings as July approached. Big company noncyclical stocks outperformed small company and cyclical stocks in June as caution took hold and investor capital flowed toward companies with more predictable earnings trends. Some fears appeared to be borne out in early July by two disappointing performance reports from Motorola and Hewlett Packard. Those reports triggered a market-wide sell-off that culminated on July 15 when the Dow Jones Industrial Average lost 161 points (2.9% of its value), the S&P 500 lost 16 points (2.5%) and Nasdaq Composite Index suffered its second-worst single-day correction ever--falling 43 points (3.9%).

The market steadied itself and rallied after several big S&P 500 companies--IBM, Microsoft, Merck, McDonald's, Ford and General Electric--reported better-than-expected earnings. The rally gained momentum as long-term interest rates fell in the wake of favorable inflation and economic reports.

The best-performing stock sectors during the six-month period included energy, retail and banks.

                                       3


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VALUE

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MANAGEMENT Q & A

AN INTERVIEW WITH PETER ZUGER AND PHIL DAVIDSON, PORTFOLIO MANAGERS OF THE TWENTIETH CENTURY VALUE FUND.


Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1996?

A: Twentieth Century Value outperformed its benchmark index but underperformed the S&P 500. The fund had a 6.27% total return, while its benchmark index, the S&P/BARRA Value Index, returned 4.74%. The S&P 500 returned 7.68% for the period.


Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK INDEX?

A: In general, value indices such as the fund's benchmark tend to have higher weightings in cyclical stocks than general stock market indices such as the S&P
500. Cyclical stocks, whose performance is strongly tied to the broader business cycle, include the stocks of steel and automotive manufacturers.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF SEPTEMBER 30, 1996)

                         VALUE        S&P/BARRA Value Index*       S&P 500 Index
--------------------------------------------------------------------------------

Six months(+ )            6.27%                4.74%                    7.68%

One year                 22.08%               18.64%                   20.20%

Inception (9/1/93
   to 9/30/96)           17.09%               14.61%                   16.81%

(+)Actual



                               QUICK FUND FACTS
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                                     VALUE
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STRATEGY:  Long-term capital growth with income as a secondary objective through investing in equity securities that management believes are undervalued at the time of purchase.

                      INCEPTION DATE: September 1, 1993

                 SIZE: $1.2 billion (AS OF SEPTEMBER 30, 1996)

                                 TICKER: TWVLX


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$10,000 OVER LIFE OF FUND (AS OF SEPTEMBER 30, 1996)
[mountain graph]

Value on 9/30/96:
                         VALUE        S&P/BARRA Value Index*     S&P 500 Index
--------------------------------------------------------------------------------
Sep  1, 1993            $10,000              $10,000                $10,000
Sep 30, 1993             10,000                9,996                  9,978
Oct 31, 1993             10,120               10,050                 10,171
Nov 30, 1993             10,000                9,870                 10,040
Dec 31, 1993             10,307               10,038                 10,209
Jan 31, 1994             10,649               10,506                 10,540
Feb 28, 1994             10,448               10,125                 10,224
Mar 31, 1994             10,083                9,709                  9,825
Apr 30, 1994             10,265                9,914                  9,938
May 30, 1994             10,407               10,079                 10,061
Jun 30, 1994             10,270                9,799                  9,867
Jul 31, 1994             10,657               10,131                 10,178
Aug 31, 1994             10,983               10,417                 10,560
Sep 30, 1994             10,741               10,051                 10,349
Oct 31, 1994             10,844               10,270                 10,565
Nov 30, 1994             10,542                9,854                 10,148
Dec 31, 1994             10,718                9,975                 10,347
Jan 31, 1995             11,198               10,245                 10,598
Feb 28, 1995             11,677               10,643                 10,981
Mar 31, 1995             11,955               10,937                 11,352
Apr 30, 1995             12,283               11,296                 11,669
May 31, 1995             12,611               11,799                 12,093
Jun 30, 1995             12,744               11,889                 12,432
Jul 31, 1995             12,987               12,299                 12,827
Aug 31, 1995             13,075               12,404                 12,823
Sep 30, 1995             13,307               12,835                 13,417
Oct 31, 1995             13,174               12,635                 13,350
Nov 30, 1996             13,795               13,297                 13,898
Dec 31, 1996             14,234               13,665                 14,222
Jan 31, 1996             14,475               14,074                 14,685
Feb 29, 1996             14,716               14,206                 14,788
Mar 31, 1996             15,295               14,539                 14,984
Apr 30, 1996             15,624               14,687                 15,185
May 31, 1996             15,915               14,908                 15,533
Jun 30, 1996             16,121               14,837                 15,654
Jul 31, 1996             15,171               14,211                 14,939
Aug 31, 1996             15,707               14,603                 15,220
Sep 30, 1996             16,254               15,228                 16,135


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

*Source: Lipper Analytical Services, Inc.


                                       4


                                                             SEPTEMBER 30, 1996
--------------------------------------------------------------------------------
VALUE

We avoided cyclical stocks because we were skeptical about their ability to maintain their profit levels during what we expected to be a period of slowing growth. When cyclical stocks declined during the July stock market correction and afterward, their performance dragged down the index compared to Value.


Q: WHY DID THE FUND UNDERPERFORM THE S&P 500?

A: True to its nature, the fund actually outperformed the index during the stock market correction but underperformed during the subsequent rally. The later underperformance outweighed the earlier outperformance. Specifically, the index declined 2.11% from the beginning of the period to July 16, when the market hit bottom, while the fund gained 0.15% during the same time frame. However, from July 16 to September 30, the index surged 10% while Value gained 6.11%. Anxiety about weakened corporate earnings and the strength of the economy in August and September prompted a flow of investments toward larger, quality growth stocks. Large company growth stocks are staples of the S&P 500 but are generally outside the Value fund's investment strategy.

Q: WHICH STOCKS IN THE PORTFOLIO PERFORMED WELL DURING THE SIX-MONTH PERIOD?

A: The best performing stock in the portfolio during the period was Dayton Hudson Corp., owner of Target and Mervyn's discount stores and three Midwestern department store chains. Another strong performer was Dillard Department Stores, which also operates department stores, primarily in the Southwest and Midwest. Expectations for retailers were very low this year following a soft Christmas selling season. This outlook caused investors to price retail stocks at levels which, for these two companies, proved overly pessimistic. Both companies benefited from increased retail sales during the summer months. Similarly, we bought several energy stocks whose prices were depressed because of low gas prices last year. When energy prices increased over the summer, the stocks found favor with investors and the fund benefited.


Q: WHAT WAS THE FUND'S WORST PERFORMING STOCK DURING THE PERIOD? WHY?

A: The worst performer during the period was Browning-Ferris Industries. The waste hauling and disposal company did not deliver the growth rate in earnings that the market expected, so its stock performed poorly. At the end of the period, we believed the stock was still worth holding onto because it had a large share of a market with high barriers to entry.



TOP TEN HOLDINGS (AS OF SEPTEMBER 30, 1996)
--------------------------------------------------------------------------------
                                                            % OF FUND
                                                          INVESTMENTS IN
                                          % OF FUND       THESE HOLDINGS
                                          INVESTMENTS     SIX MONTHS AGO

Giant Food Inc.                              4.2%              4.6%

MAPCO Inc.                                   2.7%              2.6%

Browning-Ferris Industries, Inc.             2.7%              2.4%

Universal Foods Corp.                        2.5%              0.4%

AT&T Corp.                                   2.3%               --

Cooper Industries, Inc.                      2.2%              2.3%

CNA Financial Corp.                          2.1%               --

Dillard Department Stores, Inc.              2.1%              1.8%

Air Products & Chemicals, Inc.               2.1%              2.2%

American Greetings Corp. Cl A                2.0%              2.4%



TOP FIVE INDUSTRIES (AS OF SEPTEMBER 30, 1996)
--------------------------------------------------------------------------------
                                                          % OF FUND
                                                        INVESTMENTS IN
                                        % OF FUND       THESE INDUSTRIES
                                        INVESTMENTS     SIX MONTHS AGO

Energy (Production & Marketing)            10.6%            15.8%

Utilities                                  10.5%             8.8%

Chemicals & Resins                         10.2%             6.7%

Food & Beverage                             8.8%             5.6%

Publishing                                  6.8%             6.1%


                                       5

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VALUE

A gradual repricing of recycling contracts is also expected to improve the profitability of the company's recycling business.


Q: WHAT  SIGNIFICANT  CHANGES DID YOU MAKE TO THE  PORTFOLIO  DURING THE PERIOD?
WHY?

A: When the market declined in June and July, we sold some of the fund's utility stock holdings, which had held up well during the market decline, and bought a cross-section of stocks that were already in the portfolio. These stocks were temporarily beaten down in the correction and, when they rebounded in September, we took some of the gains and put them back into utility stocks, particularly telecommunications and electric utility stocks. We also put new money coming into the fund in September in utility stocks because of their attractive valuations and underperformance of the market. As a result, we closed the six-month period with a heavier emphasis on the utility sector.

Q: MORNINGSTAR, THE MUTUAL FUND-RATING COMPANY, RECENTLY GAVE ITS TOP RATING TO THE FUND. WHAT MADE VALUE A FIVE-STAR FUND?

A: Morningstar awards five stars to the top 10% of equity funds as measured by its dual-edged test of risk and return. The first test measures risk by comparing a fund's returns to those of the 90-day Treasury bill. Morningstar then compares a fund's returns to those of other funds in its investment category--in this case, all equity funds. In receiving its five-star rating, Twentieth Century Value was compared with 1,708 equity mutual funds over the three-year period ended September 30, 1996.

Value only recently became eligible for this ranking after posting three years of returns. When we created Value, we set out to provide investors with a fund that offered attractive returns with lower risk. The Morningstar rating indicates we have been accomplishing that goal so far.

              VALUE'S SCHEDULE OF INVESTMENTS BEGINS ON PAGE 10.

                                       6



                                                             SEPTEMBER 30, 1996
--------------------------------------------------------------------------------
EQUITY INCOME

--------------------------------------------------------------------------------

MANAGEMENT Q & A

AN INTERVIEW WITH PETER ZUGER AND PHIL DAVIDSON, PORTFOLIO MANAGERS OF THE TWENTIETH CENTURY EQUITY INCOME FUND.


Q: HOW DID THE FUND PERFORM?

A: For the six-month period ended September 30, 1996, Twentieth Century Equity Income significantly outperformed its benchmark, the Lipper Equity Income Fund Index, while nearly keeping pace with the S&P 500 Index. The fund's total return for the period was 7.29%, compared with a 5.11% total return for the Lipper Equity Income Fund Index and a 7.68% total return for the S&P 500.


Q: WHY DID THE FUND OUTPERFORM THE LIPPER EQUITY INCOME FUND INDEX?

A: The index contains many equity income funds that maintain large positions in cyclical stocks


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF SEPTEMBER 30, 1996)

                                             Lipper Equity Income    S&P 500
                           EQUITY INCOME          Fund Index*         Index
--------------------------------------------------------------------------------
Six months(+)                  7.29%                 5.11%             7.68%

One year                      20.83%                15.44%            20.20%

Inception
   (8/1/94 to 9/30/96)        20.33%                17.09%            23.38%

(+)Actual



                                QUICK FUND FACTS
--------------------------------------------------------------------------------
                                 EQUITY INCOME
--------------------------------------------------------------------------------
STRATEGY: Current income with capital appreciation as a secondary objective. Seeks a yield that exceeds the aggregate yield of securities in the S&P 500 Index.

                       INCEPTION DATE: August 1, 1994

                SIZE: $157.4 million (AS OF SEPTEMBER 30, 1996)

                                 TICKER: TWEIX


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$10,000 OVER LIFE OF FUND (AS OF SEPTEMBER 30, 1996)
[mountain graph]

Equity Income on 9/30/96:
                                       Lipper Equity Income         S&P 500
                     EQUITY INCOME          Fund Index*              Index
--------------------------------------------------------------------------------
Sep  1, 1993            $10,000               $10,000               $10,000
Sep 30, 1993             10,360                10,333                10,314
Oct 31, 1993             10,248                10,137                10,108
Nov 30, 1993             10,349                10,192                10,319
Dec 31, 1993             10,038                 9,810                 9,911
Jan 31, 1994             10,053                 9,888                10,106
Feb 28, 1994             10,499                10,064                10,351
Mar 31, 1994             10,884                10,388                10,725
Apr 30, 1994             11,069                10,632                11,087
May 30, 1994             11,417                10,886                11,397
Jun 30, 1994             11,641                11,220                11,811
Jul 31, 1994             11,809                11,369                12,142
Aug 31, 1994             12,056                11,680                12,528
Sep 30, 1994             12,097                11,824                12,524
Oct 31, 1994             12,347                12,191                13,104
Nov 30, 1994             12,285                12,018                13,039
Dec 31, 1994             12,763                12,520                13,574
Jan 31, 1995             13,031                12,827                13,890
Feb 28, 1995             13,325                13,120                14,343
Mar 31, 1995             13,506                13,218                14,443
Apr 30, 1995             13,913                13,385                14,635
May 31, 1995             14,026                13,513                14,831
Jun 30, 1995             14,345                13,713                15,171
Jul 31, 1995             14,558                13,734                15,289
Aug 31, 1995             14,029                13,285                14,591
Sep 30, 1995             14,466                13,584                14,865
Oct 31, 1995             14,927                14,075                15,759


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

*Source: Lipper Analytical Services, Inc.

                                       7


--------------------------------------------------------------------------------
EQUITY INCOME

(stocks of companies whose businesses are tied to the economic cycle), which underperformed during the period. In the middle of the period, cyclicals declined because of market fears regarding the direction of the economy. While the fund owned many mid- to large-sized yield-oriented stocks, we stayed away from the stocks of very large companies, especially cyclicals. Cyclicals had been reporting relatively high earnings, and we became concerned that in some cases these earnings may not be sustainable.


Q: WHAT HELPED THE FUND NEARLY KEEP PACE WITH THE S&P 500?

A: Conservative equity funds often outperform the broad market during downturns and underperform during rallies. That was true for Equity Income over the period. The fund's best relative performance came in June and the first two weeks of July, when the major U.S. stock market indices declined sharply. Equity Income was helped during that time by its holdings in convertible securities, real estate investment trusts (REITs), and other higher-yielding stocks. Each of these types of holdings helped cushion losses by providing a relatively steady stream of income to the fund. In the recent market recovery, however, growth-oriented stocks outperformed more conservative, income-oriented investments, which caused Equity Income to lose the advantage it had gained over the S&P 500 earlier in the period.


Q: YOU MENTIONED THE CUSHIONING EFFECT OF THE INCOME STREAM FROM THE FUND'S HOLDINGS. WHAT WAS THE FUND'S YIELD?

A: Equity Income's 30-day SEC yield remained consistently above 3.00% during the six-month period. As of September 30, 1996, it was 3.34%.


Q: WHAT OTHER FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: The fund maintained a substantial weighting in a variety of energy securities. These performed well as energy prices showed sustained strength during the period. For example, one of the fund's five best-performing holdings over the past six months was French oil conglomerate Societe Nationale Elf Aquitaine. In fact, performance was strong enough among our energy holdings that we trimmed many


TOP TEN HOLDINGS (AS OF SEPTEMBER 30, 1996)
--------------------------------------------------------------------------------
                                                             % OF FUND
                                                           INVESTMENTS IN
                                            % OF FUND      THESE HOLDINGS
                                            INVESTMENTS    SIX MONTHS AGO

Giant Food Inc.                                4.2%             4.9%

Cooper Industries, Inc., 7.05%,
   1-1-15 (convertible bond)                   3.2%             2.2%

Price/Costco, Inc., 5.75%,
   5-15-02 (convertible bond)                  2.9%              --

NAC Re Corp., 5.25%,
   12-15-02 (convertible bond)                 2.8%              --

Petrolite Corporation                          2.7%             3.3%

Kansas City Power & Light Co.                  2.6%              --

Universal Foods Corp.                          2.5%              --

AT&T Corp.                                     2.4%              --

American Brands, Inc.                          2.2%              --

Exxon Corp.                                    2.1%              --


TOP FIVE INDUSTRIES (AS OF SEPTEMBER 30, 1996)
--------------------------------------------------------------------------------

                                                     % OF FUND
                                                   INVESTMENTS IN
                                    % OF FUND     THESE INDUSTRIES
                                    INVESTMENTS    SIX MONTHS AGO

Utilities                              14.9%            15.0%

Chemicals & Resins                      9.9%             8.2%

Insurance                               7.9%             3.6%

Energy (Production & Marketing)         7.8%            15.5%

Food & Beverage                         7.6%             3.5%



                                       8


                                                             SEPTEMBER 30, 1996
--------------------------------------------------------------------------------
EQUITY INCOME

of our positions in favor of better-yielding investments. Another type of holding that benefited the fund was REITs, which not only held up well when the market slid in the summer, but also performed well during the subsequent rebound.


Q: WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

A: We modestly refocused our utilities exposure. Electric and gas utilities were good holdings for the fund in the early part of the period, although more recently the fund's electric utilities had a period of flat performance. Telecommunications utilities became relatively attractive as their valuations became more compelling and their yields improved. One of our interests in this area has been regional telephone companies. For example, as of the end of the period one of our larger telecommunications holdings was BellSouth, which we believe offers a relatively high yield and some capital appreciation potential.

Retail holdings also contributed to fund performance during the period. Good performance in individual retail holdings led us to take profits by trimming back some positions in this sector. However, we have carried over to the next period a significant exposure to food retailers, like Giant Food, based on their solid prospects.


Q: WHAT DECISIONS DID NOT WORK OUT WELL?

A: One of our weaker performing investments during the period was in Chesapeake Corp. of Virginia. Chesapeake is a paper company that got caught in a cyclical downturn. Its business was hurt by soft prices for paper, and when earnings fell short of expectations, the stock price fell. However, we decided to maintain a position in this stock because we were satisfied with its yield and its longer-term business potential.


Q: HOW IS THE FUND MAINTAINING ITS YIELD?

A: We continued to own convertible securities, which are income-paying instruments that can be converted to stock under certain conditions. At about 18% of assets, however, the fund's ownership of convertibles is at the low end of its recent range. Valuations among convertibles have been relatively high (and, therefore, yields have been relatively low) because there has been more demand for these instruments than supply.

To maintain the fund's yield without relying exclusively on convertibles, we have invested in other high yielding areas. Dividend-paying utility stocks, for example, comprised about 15% of assets at the end of the period. Specialty chemical companies also offered higher yields and were available at attractive valuations. We were particularly interested in chemical companies in niche areas that were less likely to be tied to the economic cycle (and thus might better sidestep concerns about the economy). One example is Petrolite, which makes chemicals used in oil fields. Higher oil prices have had a positive, though indirect, impact on Petrolite's prospects, and some recent changes in the company put it on a better footing to take advantage of new opportunities. We were able to buy the company's stock at a time when its yield was nearly 4%. Over the period it was the fund's best-performing holding.

          EQUITY INCOME'S SCHEDULE OF INVESTMENTS BEGINS ON PAGE 12.

                                       9

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)



VALUE

SHARES                                                                      VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE & DEFENSE -- 0.2%


                   57,900  Litton Industries, Inc.(1)             $       2,851,575
                                                                 -----------------------

AUTOMOBILES & AUTO PARTS -- 1.9%

                  159,600  Echlin Inc.                                    5,007,450

                  760,200  Superior Industries
                              International, Inc.                        18,339,825
                                                                 -----------------------

                                                                         23,347,275
                                                                 -----------------------

BANKING -- 3.4%

                  490,800  First Virginia Banks, Inc.                    21,349,800

                  417,000  Mercantile Bancorporation Inc.                21,684,000
                                                                 -----------------------

                                                                         43,033,800
                                                                 -----------------------

BUILDING & HOME IMPROVEMENTS -- 1.3%

                  197,800  Juno Lighting, Inc.                            3,263,700

                  442,900  Masco Corp.                                   13,287,000
                                                                 -----------------------

                                                                         16,550,700
                                                                 -----------------------

CHEMICALS & RESINS -- 10.2%

                  447,000  Air Products & Chemicals, Inc.                26,037,750

                   41,900  Albemarle Corp.                                  717,537

                  247,000  Dow Chemical Co.                              19,821,750

                1,556,000  Ethyl Corp.                                   14,004,000

                  700,000  Lubrizol Corp.                                20,125,000

                  447,700  Nalco Chemical Co.                            16,229,125

                  461,600  Petrolite Corporation((+)(+))                 15,059,700

                  250,000  Rohm & Haas Co.                               16,375,000
                                                                 -----------------------

                                                                        128,369,862
                                                                 -----------------------

COMMUNICATIONS EQUIPMENT -- 0.5%

                  119,000  Motorola, Inc.                                 6,143,375
                                                                 -----------------------

COMMUNICATIONS SERVICES -- 2.4%

                  765,000  AT&T Corp.                                    28,783,125

                   28,700  MCI Communications Corp.                         733,644
                                                                 -----------------------

                                                                         29,516,769
                                                                 -----------------------

CONSUMER PRODUCTS -- 3.3%

                  151,200  Bausch & Lomb Inc.                             5,556,600

                  443,200  Tambrands, Inc.                               18,669,800

                  805,000  Unilever PLC ORD                              17,215,507
                                                                 -----------------------

                                                                         41,441,907
                                                                 -----------------------

ENERGY (PRODUCTION & MARKETING) -- 10.6%

                  342,500  Amoco Corp.                            $      24,146,250

                  164,000  Apache Corp.                                   4,879,000

                  231,000  Exxon Corp.                                   19,230,750

                  568,500  MAPCO Inc.                                    33,896,812

                  431,000  Murphy Oil Corp.                              20,795,750

                  648,000  Seagull Energy Corp.(1)                       12,717,000

                  447,679  Societe Nationale Elf
                              Aquitaine ADR                              17,627,361
                                                                 -----------------------

                                                                        133,292,923
                                                                 -----------------------

ENVIRONMENTAL SERVICES -- 2.7%

                1,341,300  Browning-Ferris Industries, Inc.              33,532,500
                                                                 -----------------------

FOOD & BEVERAGE -- 8.8%

                1,158,450  Archer-Daniels-Midland Co.                    22,300,162

                   16,800  Dean Foods Co.                                   474,600

                  665,700  Hormel Foods Corp.                            15,560,738

                1,192,000  Hudson Foods, Inc.                            17,135,000

                  900,000  Ralcorp Holdings, Inc.(1)                     18,675,000

                  297,600  Savannah Foods &
                              Industries, Inc.                            4,129,200

                  980,000  Universal Foods Corp.                         31,850,000
                                                                 -----------------------

                                                                        110,124,700
                                                                 -----------------------

HEALTHCARE -- 0.9%

                  320,000  Seafield Capital Corp.((+)(+))                11,240,000
                                                                 -----------------------

INDUSTRIAL EQUIPMENT & MACHINERY -- 4.8%

                  642,000  Cooper Industries, Inc.                       27,766,500

                  896,000  Gerber Scientific, Inc.                       12,768,000

                  970,000  Watts Industries, Inc.                        19,036,250
                                                                 -----------------------

                                                                         59,570,750
                                                                 -----------------------

INSURANCE -- 6.0%

                  466,800  Argonaut Group, Inc.                          13,945,650

                  277,000  CNA Financial Corp.(1)                        26,557,375

                  370,800  Home Beneficial Corp.                          9,455,400

                  164,500  NAC Re Corp.                                   5,922,000

                  177,700  SAFECO Corp.                                   6,197,287

                  232,800  St. Paul Companies, Inc. (The)                12,920,400
                                                                 -----------------------

                                                                         74,998,112
                                                                 -----------------------

METALS & MINING -- 1.0%

                  527,300  Ashland Coal, Inc.                            13,116,588
                                                                 -----------------------

SEE NOTES TO FINANCIAL STATEMENTS                10




SHARES/PRINCIPAL AMOUNT                                                    VALUE
----------------------------------------------------------------------------------------
PACKAGING & CONTAINERS -- 2.0%

                  146,100  ACX Technologies, Inc.(1)              $       2,538,488

                  910,000  Ball Corporation                              22,295,000
                                                                ------------------------

                                                                         24,833,488
                                                                ------------------------

PAPER & FOREST PRODUCTS -- 3.5%

                  903,700  Chesapeake Corp.                              24,851,750

                  212,100  Union Camp Corp.                              10,366,388

                  313,200  Westvaco Corp.                                 9,278,550
                                                                ------------------------

                                                                         44,496,688
                                                                ------------------------

PUBLISHING -- 6.8%

                  870,000  American Greetings Corp. Cl A                 24,958,125

                  970,000  Banta Corp.                                   22,188,750

                  375,000  Central Newspapers, Inc.                      14,296,875

                  833,000  McClatchy Newspapers, Inc.                    23,324,000
                                                               -------------------------

                                                                         84,767,750
                                                               -------------------------

RESTAURANTS -- 0.5%

                  700,000  Darden Restaurants, Inc.                       6,037,500
                                                               -------------------------

RETAIL (FOOD & DRUG) -- 4.2%

                1,558,100  Giant Food Inc.                               52,975,400
                                                               -------------------------

RETAIL (GENERAL MERCHANDISE) -- 2.8%

                  164,000  Dayton Hudson Corp.                            5,412,000

                  816,000  Dillard Department Stores, Inc.               26,316,000

                   56,500  Mercantile Stores Co., Inc.                    3,051,000
                                                               -------------------------

                                                                         34,779,000
                                                               -------------------------

TOBACCO PRODUCTS -- 2.2%

                  589,000  American Brands, Inc.                         24,885,250

                  135,000  DiMon Inc.                                     2,581,875
                                                               -------------------------

                                                                         27,467,125
                                                               -------------------------

TRANSPORTATION -- 2.0%

                  900,000  Rollins Truck Leasing Corp.                   10,125,000

                  340,500  XTRA Corp.                                    14,428,687
                                                               -------------------------

                                                                         24,553,687
                                                               -------------------------

UTILITIES -- 10.5%

                  665,000  BellSouth Corp.                               24,605,000

                  886,800  Kansas City Power & Light Co.                 23,721,900

                  527,000  Northern States
                              Power Co. (Minn.)                          24,571,375

                  914,000  Potomac Electric Power Co.             $      23,192,750

                  409,000  SBC Communications Inc.                       19,683,125

                  420,000  Union Electric Co.                            15,487,500
                                                               -------------------------

                                                                        131,261,650
                                                               -------------------------

TOTAL COMMON STOCKS -- 92.5%                                          1,158,303,124
                                                               -------------------------
   (Cost $1,112,077,189)


CONVERTIBLE BONDS

COMMUNICATIONS EQUIPMENT -- 1.5%

              $26,316,000  Motorola, Inc., 1.91%(*), 9-27-13             19,046,205
                                                               -------------------------

RETAIL (SPECIALTY) -- 0.2%

                3,500,000  Jacobson Stores Inc.,
                              6.75%, 12-15-11                             2,719,063
                                                               -------------------------

TOTAL CONVERTIBLE BONDS -- 1.7%                                          21,765,268
                                                               -------------------------

   (Cost $21,944,456)

TEMPORARY CASH INVESTMENTS

       Repurchase Agreement (J.P. Morgan
       Securities, Inc.), 5.60%, due 10-1-96;
       collateralized by $67,123,000 par value
       U.S. Treasury Bonds, 7.125%-8.125%,
       due 8-15-21 through 2-15-23
       (Delivery value $70,660,990)(**)                                  70,650,000

               $1,410,000  U.S. Treasury Bills, 12-19-96(**)              1,394,712
                                                              --------------------------

TOTAL TEMPORARY CASH  INVESTMENTS -- 5.8%                                72,044,712
                                                              --------------------------
  (Cost $72,044,145)

TOTAL INVESTMENT  SECURITIES -- 100.0%                               $1,252,113,104
                                                              ==========================
  (Cost $1,206,065,790)


FORWARD FOREIGN CURRENCY CONTRACTS

Contracts              Settlement                Unrealized
to Sell                  Date                     Value                Gain
--------------------------------------------------------------------------------
81,588,984 FRF         10-31-96                 $15,832,376           $36,027
                                             ===================================
(Value on Settlement Date $15,868,403)


FUTURES CONTRACTS
                   Expiration                 Underlying Face        Unrealized
Purchased            Date                     Amount at Value          Gain
--------------------------------------------------------------------------------
102 S&P 500
Index              December
Futures              1996                       $35,261,400           $159,142
                                             ===================================


SEE NOTES TO FINANCIAL STATEMENTS                11




------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (CONTINUED) SEPTEMBER 30, 1996 (UNAUDITED)


EQUITY INCOME

SHARES                                                                   VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS

BANKING -- 3.4%

                   62,000  First Virginia Banks, Inc.           $        2,697,000

                   55,095  Mercantile Bancorporation Inc.                2,864,940
                                                               ---------------------------

                                                                         5,561,940
                                                               ---------------------------

BUILDING & HOME IMPROVEMENTS -- 0.4%

                   37,500  Juno Lighting, Inc.                             618,750
                                                               ---------------------------

CHEMICALS & RESINS -- 8.0%

                   30,000  Dow Chemical Co.                              2,407,500

                  302,000  Ethyl Corp.                                   2,718,000

                   53,000  Lubrizol Corp.                                1,523,750

                   52,000  Nalco Chemical Co.                            1,885,000

                  135,000  Petrolite Corporation((+)(+))                 4,404,375
                                                               ---------------------------

                                                                        12,938,625
                                                               ---------------------------

COMMUNICATIONS SERVICES -- 2.4%

                  103,500  AT&T Corp.                                    3,894,187
                                                               ---------------------------

CONSUMER PRODUCTS -- 5.6%

                   20,600  Bausch & Lomb Inc.                              757,050

                   86,400  Kellwood Co.                                  1,436,400

                   19,000  Lancaster Colony Corp.                          719,625

                   80,000  National Presto Industries, Inc.              3,010,000

                   74,000  Tambrands, Inc.                               3,117,250
                                                               ---------------------------

                                                                         9,040,325
                                                               ---------------------------

DIVERSIFIED COMPANIES -- 1.1%

                   25,000  Minnesota Mining &
                              Manufacturing Co.                          1,746,875
                                                               ---------------------------

ENERGY (PRODUCTION & MARKETING) -- 6.5%

                   22,000  Amoco Corp.                                   1,551,000

                   41,000  Exxon Corp.                                   3,413,250

                   26,000  MAPCO Inc.                                    1,550,250

                   40,000  Murphy Oil Corp.                              1,930,000

                   55,968  Societe Nationale Elf
                              Aquitaine ADR                              2,203,740
                                                               ---------------------------

                                                                        10,648,240
                                                               ---------------------------

ENVIRONMENTAL SERVICES -- 1.0%

                   65,600  Browning-Ferris Industries, Inc.              1,640,000
                                                               ---------------------------

FOOD & BEVERAGE -- 7.6%

                   34,000  General Mills, Inc.                           2,052,750

                   87,000  Hormel Foods Corp.                   $        2,033,625

                  105,000  International Multifoods Corp.                1,706,250

                   75,000  McCormick & Co., Inc.                         1,757,812

                   36,500  Ralcorp Holdings, Inc.(1)                       757,375

                  123,300  Universal Foods Corp.                         4,007,250
                                                               ---------------------------

                                                                        12,315,062
                                                               ---------------------------

HEALTHCARE -- 2.0%

                   90,500  Seafield Capital Corp.((+)(+))                3,178,813
                                                               ---------------------------

INDUSTRIAL EQUIPMENT & MACHINERY -- 0.5%

                   43,700  Keystone International, Inc.                    857,613
                                                               ---------------------------

INSURANCE -- 5.2%

                  110,800  Argonaut Group, Inc.                          3,310,150

                   62,000  Home Beneficial Corp.                         1,581,000

                   50,300  SAFECO Corp.                                  1,754,213

                   32,000  St. Paul Companies, Inc. (The)                1,776,000
                                                               ---------------------------

                                                                         8,421,363
                                                               ---------------------------

METALS & MINING -- 1.8%

                  120,700  Ashland Coal, Inc.                            3,002,412
                                                               ---------------------------

PACKAGING & CONTAINERS -- 0.5%

                   35,000  Ball Corporation                                857,500
                                                               ---------------------------

PAPER & FOREST PRODUCTS -- 3.5%

                  111,100  Chesapeake Corp.                              3,055,250

                   32,400  Union Camp Corp.                              1,583,550

                   34,000  Westvaco Corp.                                1,007,250
                                                               ---------------------------

                                                                         5,646,050
                                                               ---------------------------

PUBLISHING -- 1.7%

                   56,000  American Greetings Corp. Cl A                 1,606,500

                   50,000  Banta Corp.                                   1,143,750
                                                               ---------------------------

                                                                         2,750,250
                                                               ---------------------------

REAL ESTATE -- 2.2%

                   50,000  ROC Communities Inc.                          1,218,750

                   42,000  Sun Communities Inc.                          1,197,000

                  112,200  Taubman Centers, Inc.                         1,248,225
                                                               ---------------------------

                                                                         3,663,975
                                                               ---------------------------

RETAIL (FOOD & DRUG) -- 4.8%

                  199,000  Giant Food Inc.                               6,766,000

                   34,200  Weis Markets, Inc.                            1,077,300
                                                               ---------------------------

                                                                         7,843,300
                                                               ---------------------------

TOBACCO PRODUCTS -- 3.2%

                   83,000  American Brands, Inc.                         3,506,750

                   49,000  DiMon Inc.                                      937,125


SEE NOTES TO FINANCIAL STATEMENTS                12




-----------------------------------------------------------------------------------------
SHARES/PRINCIPAL AMOUNT                                                 VALUE
-----------------------------------------------------------------------------------------
                   28,200  Universal Corp.                    $           719,100
                                                              ---------------------------

                                                                        5,162,975
                                                              ---------------------------

UTILITIES -- 14.9%

                  135,000  AGL Resources, Inc.                          2,581,875

                   85,000  BellSouth Corp.                              3,145,000

                   78,600  CIPSCO, Inc.                                 2,800,125

                   19,500  Florida Progress Corp.                         663,000

                  155,600  Kansas City Power & Light Co.                4,162,300

                   72,000  Northern States
                              Power Co. (Minn.)                         3,357,000

                  123,000  Potomac Electric Power Co.                   3,121,125

                   49,000  SBC Communications Inc.                      2,358,125

                   84,000  South Jersey Industries, Inc.                1,974,000
                                                               ---------------------------

                                                                       24,162,550
                                                               ---------------------------

TOTAL COMMON STOCKS -- 76.3%                                          123,950,805
                                                               ---------------------------
   (Cost $118,661,350)

CONVERTIBLE PREFERRED STOCKS

COMMUNICATIONS EQUIPMENT -- 0.2%

                    6,000  Corning Inc., $3.00                            339,000
                                                               ---------------------------

REAL ESTATE -- 0.3%

                   25,000  Wellsford Residential Property
                              Trust $1.75                                 500,000
                                                               ---------------------------

TOTAL CONVERTIBLE PREFERRED  STOCKS -- 0.5%                               839,000
                                                               --------------------------
   (Cost $784,993)

CONVERTIBLE BONDS

BUILDING & HOME IMPROVEMENT -- 1.2%

               $2,000,000  Masco Corp., 5.25%, 2-15-12                  1,870,000
                                                               ---------------------------

CHEMICALS & RESINS -- 1.9%

                7,000,000  RPM, Inc., 5.13%(*), 9-30-12                 3,110,625
                                                               ---------------------------

COMMUNICATIONS EQUIPMENT -- 0.9%

                2,069,000  Motorola, Inc., 1.91%(*), 9-27-13            1,497,439
                                                                --------------------------

CONSUMER PRODUCTS -- 1.0%

                4,000,000  Whirlpool Corp., 20.47%(*), 5-14-01          1,625,000
                                                                --------------------------

ENERGY (PRODUCTION & MARKETING) -- 1.3%

                2,000,000  Ashland Inc., 6.75%, 7-1-14                  2,035,000
                                                                --------------------------

ENVIRONMENTAL SERVICES -- 0.8%

                1,450,000  WMX Technologies, Inc.,
                              2.00%, 1-24-05                            1,348,500
                                                                --------------------------

INDUSTRIAL EQUIPMENT & MACHINERY -- 3.2%

               $4,700,000  Cooper Industries, Inc.,
                              7.05%, 1-1-15                      $      5,167,062
                                                                --------------------------

INSURANCE -- 2.7%

                4,800,000  NAC Re Corp., 5.25%, 12-15-02
                    (Acquired 5-1-96 through
                    5-20-96, Cost $4,634,000)(+)                        4,620,000
                                                                --------------------------

RETAIL (GENERAL MERCHANDISE) -- 2.9%

                5,000,000  Price/Costco, Inc., 5.75%, 5-15-02           4,659,375
                                                                --------------------------

RETAIL (SPECIALTY) -- 1.5%

                3,000,000  Jacobson Stores Inc.,
                              6.75%, 12-15-11                           2,330,625
                                                                --------------------------

TOTAL CONVERTIBLE BONDS -- 17.4%                                       28,263,626
                                                                --------------------------
   (Cost $27,607,914)

TEMPORARY CASH INVESTMENTS

     Repurchase  Agreement  (Goldman Sachs & Co.,  Inc.),  5.60%,  due
     10-1-96;  collateralized  by $7,810,000  par value U.S.  Treasury
     Bonds,  8.75%-11.125%,  due 8-15-03  through  11-15-08
     (Delivery value $9,201,431)(**)                                    9,200,000

                 $145,000  U.S. Treasury Bills, 12-19-96(**)              143,428
                                                                --------------------------

TOTAL TEMPORARY CASH INVESTMENTS -- 5.8%                                9,343,428
                                                                --------------------------
   (Cost $9,343,369)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $   162,396,859
                                                                ==========================
   (Cost $156,397,626)


FORWARD FOREIGN CURRENCY CONTRACTS

Contracts            Settlement              Unrealized
to Sell                Date                    Value                   Gain
--------------------------------------------------------------------------------

10,200,103 FRF       10-31-96                $1,979,334               $4,504
                                         =======================================
(Value on Settlement Date $1,983,838)

FUTURES CONTRACTS

                     Expiration           Underlying Face           Unrealized
Purchased               Date              Amount at Value               Gain
--------------------------------------------------------------------------------
6 S&P 500
Index                 December
Futures                 1996                 $2,074,200                $12,193
                                         =======================================

SEE NOTES TO FINANCIAL STATEMENTS                13




--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (CONTINUED) SEPTEMBER 30, 1996 (UNAUDITED)

NOTES TO SCHEDULES OF INVESTMENTS


ADR = AMERICAN DEPOSITARY RECEIPT

FRF = FRENCH FRANCS

ORD = FOREIGN ORDINARY SHARE

(1) NON-INCOME PRODUCING

(*) RATE DISCLOSED FOR ZERO-COUPON BONDS IS YIELD TO MATURITY BASED ON CURRENT MARKET VALUES AS OF SEPTEMBER 30, 1996.

(**) DENOTES SECURITIES WHICH HAVE BEEN PARTIALLY OR TOTALLY SEGREGATED AT THE CUSTODIAN BANK FOR FUTURES CONTRACTS.

(+) PURCHASED UNDER RULE 144A OF THE SECURITIES ACT OF 1933 AND IS RESTRICTED FOR SALE TO QUALIFIED INSTITUTIONAL INVESTORS. THE AGGREGATE VALUE OF RESTRICTED SECURITIES AT SEPTEMBER 30, 1996, WAS $4,620,000, WHICH REPRESENTED 2.93% OF THE NET ASSETS OF EQUITY INCOME.

((+)(+)) AFFILIATED COMPANY: REPRESENTS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES OF THE ISSUER AND IS, THEREFORE, AN AFFILIATE AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940. SEE NOTE 4 IN FINANCIAL STATEMENTS FOR A SUMMARY OF TRANSACTIONS FOR EACH ISSUER WHO IS OR WAS AN AFFILIATE AT OR DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1996.


SEE NOTES TO FINANCIAL STATEMENTS                14



--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                  EQUITY
SEPTEMBER 30, 1996 (UNAUDITED)                                                VALUE               INCOME
-------------------------------------------------------------------------------------------------------------
ASSETS
   Investment securities, at value (identified cost of $1,206,065,790

   and $156,397,626, respectively) (NOTES 3 AND 4) . . . . . . . . . . .  $1,252,113,104      $162,396,859

   Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         771,312           844,694

   Receivable for investments sold . . . . . . . . . . . . . . . . . . .       3,475,238         1,342,770

   Receivable for forward foreign currency exchange contracts  . . . . .          36,027             4,504

   Receivable for variation on futures contracts (NOTE 1)  . . . . . . .            --               8,000

   Dividends and interest receivable . . . . . . . . . . . . . . . . . .       2,173,584           647,155
                                                                         -----------------  -----------------
                                                                           1,258,569,265       165,243,982
LIABILITIES                                                              -----------------  -----------------

Disbursements in excess of demand deposit cash  . . . . . . . . . . .  .         938,700           241,426
Payable for investments purchased. . . . . . . . . . . . . . . . . . . .      23,512,637         7,416,991

   Payable for variation on futures contracts (NOTE 1) . . . . . . . . .          32,225            --

   Payable for capital shares redeemed . . . . . . . . . . . . . . . . .         498,011            30,384

   Accrued management fees (NOTE 2)  . . . . . . . . . . . . . . . . . .         963,422           120,699

   Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . .         101,104            18,518
                                                                         ------------------ -----------------
                                                                              26,046,099         7,828,018
                                                                         ------------------ -----------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES. . . . . . . . . . . . . . .  $1,232,523,166      $157,415,964
                                                                         ================== =================
CAPITAL SHARES, $0.01 PAR VALUE

   Authorized  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     700,000,000       300,000,000
                                                                         ================== =================
   Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     185,352,517        24,407,681
                                                                         ================== =================
NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . .           $6.65             $6.45
                                                                         ================== =================
NET ASSETS CONSIST OF:

   Capital (par value and paid-in surplus) . . . . . . . . . . . . . . .  $1,074,621,493      $138,458,989

   Undistributed net investment income . . . . . . . . . . . . . . . . .         408,400            53,535

   Accumulated undistributed net realized gain from
   investment and foreign currency transactions  . . . . . . . . . . . .     110,890,398        12,842,381

   Net unrealized appreciation on investments
   and translation of assets and liabilities
   in foreign currencies (NOTE 3)  . . . . . . . . . . . . . . . . . . .      46,602,875         6,061,059
                                                                         ------------------ -----------------
                                                                          $1,232,523,166      $157,415,964
                                                                         ================== =================

-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS                15




-------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)                  VALUE             EQUITY INCOME
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:

   Dividends (net of foreign taxes withheld
     of $171,612 and $11,675, respectively). . . . . . . . .    $14,346,462           $2,075,947
   Interest. . . . . . . . . . . . . . . . . . . . . . . . .      1,544,486              722,618
                                                             -----------------     -----------------

                                                                 15,890,948            2,798,565
                                                             -----------------     -----------------
Expenses:

   Management fees (NOTE 2)  . . . . . . . . . . . . . . . .      5,271,233              658,637
   Directors' fees and expenses  . . . . . . . . . . . . . .          4,647                  581
                                                             -----------------     -----------------

                                                                  5,275,880              659,218
                                                             -----------------     -----------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . .     10,615,068            2,139,347
                                                             -----------------     -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) during the period on:

   Investments . . . . . . . . . . . . . . . . . . . . . . .     62,929,829            7,907,799
   Foreign currency transactions . . . . . . . . . . . . . .       (117,928)             (39,510)
                                                             -----------------     -----------------

                                                                 62,811,901            7,868,289
                                                             -----------------     -----------------

Change in net unrealized appreciation (depreciation) during the period on:

   Investments . . . . . . . . . . . . . . . . . . . . . . .    (11,084,576)           (690,429)
   Translation of assets and liabilities
   in foreign currencies . . . . . . . . . . . . . . . . . .        536,889              71,060
                                                             -----------------     -----------------

                                                                (10,547,687)           (619,369)
                                                             -----------------     -----------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY . . . . . . . . . . . . . .     52,264,214           7,248,920
                                                             -----------------     -----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . .    $62,879,282          $9,388,267
                                                             =================     =================

-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS                16



-------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
AND YEAR ENDED MARCH 31, 1996                                    VALUE                  EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------

                                                   SEPTEMBER 30,    MARCH 31,   SEPTEMBER 30,    MARCH 31,
INCREASE IN NET ASSETS                                1996           1996          1996           1996
                                                   --------------  ------------- -------------- ------------
OPERATIONS

  Net investment income  . . . . . . . . . . . ... $10,615,068     $12,842,485   $2,139,347      $2,971,057

  Net realized gain on investments
  and foreign currency transactions. . . . . . ...  62,811,901      93,357,747    7,868,289       11,637,71

  Change in net unrealized appreciation
  (depreciation) on investments and translation
  of assets and liabilities in foreign currencies. (10,547,687)     42,011,788     (619,369)      4,726,626
                                                   ------------    -----------   -----------     ----------
  Net increase in net assets
  resulting from operations . . . . . . . . . .  .  62,879,282     148,212,020    9,388,267      19,335,397
                                                   ------------    -----------   -----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS

  From net investment income . . . . . . . . . ... (10,251,150)    (12,842,485)  (2,108,297)     (2,971,057)

  In excess of net investment income . . . . . ...      --            (698,226)       --            (99,756)

  From net realized gains from
    investment transactions. . . . . . . . . . ...      --         (47,886,954)       --         (6,912,073)
                                                   ------------    ------------   -----------    -----------
  Decrease in net assets from distributions  . ... (10,251,150)    (61,427,665)  (2,108,297)     (9,982,886)
                                                   ------------    ------------  -----------    -----------

CAPITAL SHARE TRANSACTIONS

  Proceeds from shares sold  . . . . . . . . . ... 509,315,489     643,896,003    70,461,069     85,832,083

  Proceeds from reinvestment of distributions  ...  10,112,917      60,265,897     2,016,622      9,607,360

  Payments for shares redeemed . . . . . . . . ...(221,418,612)   (257,342,066)  (39,034,055)   (40,312,436)
                                                  -------------   -------------  ------------   ------------
  Net increase in net assets from
     capital share transactions  . . . . . . . ... 298,009,794     446,819,834    33,443,636     55,127,007
                                                  -------------   -------------  ------------   ------------
NET INCREASE IN NET ASSETS . . . . . . . . . . ... 350,637,926     533,604,189    40,723,606     64,479,518

NET ASSETS

  Beginning of period  . . . . . . . . . . . . ... 881,885,240     348,281,051   116,692,358     52,212,840
                                                 --------------   -------------  ------------   ------------

  End of period  . . . . . . . . . . . . . . . .$1,232,523,166    $881,885,240  $157,415,964   $116,692,358
                                                 ==============   =============  ============   ============

  Undistributed net investment income  . . . . ...    $408,400         $44,482       $53,535        $22,485
                                                 ==============   =============  ============   ============

TRANSACTIONS IN SHARES OF THE FUNDS:

  Sold . . . . . . . . . . . . . . . . . . . . ...   78,688,584    108,909,750    11,230,950     14,703,393

  Issued in reinvestment of distributions  . . ...    1,527,542     10,332,725       316,083      1,672,244

  Redeemed . . . . . . . . . . . . . . . . . . ...  (34,471,817)   (43,370,111)   (6,282,479)    (6,860,307)
                                                  --------------   ------------   -----------    -----------
  Net increase . . . . . . . . . . . . . . . . ...   45,744,309     75,872,364     5,264,554      9,515,330
                                                  ==============   ============   ===========    ===========

------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS                17



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization--

     Twentieth Century Capital Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Two series of funds, investing primarily in equity securities, are currently issued as Twentieth Century Value and Twentieth Century Equity Income (the Funds). The investment objective of Twentieth Century Value is long-term capital growth. Income is a secondary objective. The investment objective of Twentieth Century Equity Income is the production of current income. Capital appreciation is a secondary objective. On September 3, 1996, the Funds implemented a multiple class structure whereby each Fund is authorized to issue four classes of shares: the Investor Class, the Institutional Class, the Service Class, and the Advisor Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The four classes of shares differ principally in their respective shareholder servicing fees and distribution fees. All classes of shares represent an equal pro rata interest in the Funds and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional, Service and Advisor classes commenced subsequent to the report date. The following significant accounting policies related to all classes of the Funds are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--

     Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of directors.

Security Transactions--

     Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--

     Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recognized on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions--

     The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities other than portfolio securities at the end of the reporting period, resulting from changes in the exchange rates.

                                       18


--------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts--

     The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Futures Contracts--

     The Funds may buy and sell stock index futures contracts in order to manage each Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements--

     The Funds may enter into repurchase agreements with institutions that the Funds' investment manager has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. The Funds' investment manager monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

Income Tax Status--

     It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders--

     Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

Supplementary Information--

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, Investors Research Corporation (IRC).

Use of Estimates--

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                       19


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED) SEPTEMBER 30, 1996 (UNAUDITED)

2. MANAGEMENT AGREEMENT

     The Management Agreement with IRC provides for a monthly management fee computed by multiplying the applicable fee for each Fund by the average daily closing value of such Fund's net assets during the previous month. The Agreement further provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The Agreement may be terminated by either party upon 60 days' written notice. The current annual management fee for the Investor Class of each Fund is 1%.


3. INVESTMENT TRANSACTIONS

     Investment transactions (excluding short-term investments) for the six months ended September 30, 1996, were as follows:

                                   PURCHASES                             PROCEEDS FROM SALES
               ------------------------------------------- ----------------------------------------------
                 COMMON        PREFERRED     OTHER DEBT      COMMON      PREFERRED      OTHER DEBT
                 STOCKS         STOCKS       OBLIGATIONS     STOCKS       STOCKS        OBLIGATIONS
               ------------------------------------------- ----------------------------------------------
VALUE          $912,633,158      --          $9,305,640    $597,562,209     --          $15,404,623

EQUITY INCOME   103,734,332   $4,298,410     28,812,748      75,938,256  $11,146,893     17,927,627

     On September 30, 1996, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                APPRECIATION       (DEPRECIATION)         NET           FEDERAL TAX COST
              ------------------------------------------------------------------------------------------
VALUE            $65,126,538        $(21,459,246)      $43,667,292       $1,208,445,812

EQUITY INCOME      7,620,464          (1,818,330)        5,802,134          156,594,725



4. AFFILIATED COMPANY TRANSACTIONS

     A summary of transactions for each issuer who is or was an affiliate at or during the six months ended September 30, 1996, follows:

                                                                                SEPTEMBER 30, 1996
                          SHARE                                               ------------------------
                         BALANCE     PURCHASE   SALES    REALIZED               SHARE     MARKET
FUND/ISSUER              3/31/96      COST      COST      GAIN       INCOME    BALANCE    VALUE
------------------------------------------------------------------------------------------------------
VALUE
Petrolite Corporation    461,600       --        --        --       $258,496    461,600  $15,059,700

Seafield Capital Corp.   320,000       --        --        --        192,000    320,000   11,240,000
                                    ---------  -------   --------   --------             -----------
                                       --        --        --       $450,496             $26,299,700
                                    =========  =======   ========   ========             ===========
EQUITY INCOME

Petrolite Corporation    127,500    $790,531   $58,225   $6,750      $66,500    135,000   $4,404,375

Seafield Capital Corp.    72,300     649,400     --        --         47,790     90,500    3,178,813
                                  ----------   -------   ------     --------              ----------
                                  $1,439,931   $58,225   $6,750     $114,290              $7,583,188
                                  ==========   =======   ======     ========              ==========

                                       20


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                VALUE
                               ------------------------------------------------------------------------

                                   SIX MONTHS            YEARS ENDED MARCH 31,       SEPTEMBER 1, 1993
                               ENDED SEPTEMBER 30,    ---------------------------   (INCEPTION) THROUGH
                                 1996 (UNAUDITED)        1996            1995          MARCH 31, 1994
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD. . . . .         $6.32              $5.46           $4.98              $5.01
                                    -------            -------         -------            -------
INCOME FROM
INVESTMENT OPERATIONS

  Net Investment
  Income . . . . . . . . . .           .06                .13(1)          .12(1)             .08(1)

  Net Realized
  and Unrealized
  Gains (Losses) . . . . . .           .33               1.34             .75               (.04)
                                    -------            -------         -------            -------
  Total from
  Investment Operations. . .           .39               1.47             .87                .04
                                    -------            -------         -------            -------
DISTRIBUTIONS

  From Net Investment
  Income . . . . . . . . . .          (.06)              (.12)           (.12)              (.07)

  In Excess of Net
  Investment Income. . . . .           --                (.01)              --                --

  From Net Realized Gains on
  Investment Transactions . .          --                (.48)           (.27)                --
                                    -------            -------         -------            -------
  Total Distributions . . . .         (.06)              (.61)           (.39)              (.07)
                                    -------            -------         -------            -------
NET ASSET VALUE,
END OF PERIOD . . . . . . . .        $6.65              $6.32            $5.46             $4.98
                                    =======            =======         =======            =======

TOTAL RETURN(2) . . . . . .           6.27%             28.06%           18.56%              .83%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Expenses to
  Average Net Assets  . . . .          .98%(3)            .97%            1.00%             1.00%(3)

  Ratio of Net Investment
  Income to Average
  Net Assets  . . . . . . . .         1.96%(3)           2.17%            2.65%             3.37%(3)

  Portfolio Turnover Rate . .           61%               145%              94%               79%

  Average Commission
  Paid per Share Traded . . .       $.0460             $.0409               --(4)             --(4)

  Net Assets, End
  of Period (in thousands). .   $1,232,523           $881,885         $348,281           $87,798

-------------------------------------------------------------------------------------------------------

(1) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(2) TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURN
ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS  DISTRIBUTIONS, IF ANY.

(3) ANNUALIZED

(4) NOT COMPUTED FOR PERIOD INDICATED.


SEE NOTES TO FINANCIAL STATEMENTS                21





--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED) (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                EQUITY INCOME
                                      ------------------------------------------------------------------
                                       SIX MONTHS ENDED                                AUGUST 1, 1994
                                      SEPTEMBER 30, 1996         YEAR ENDED          (INCEPTION) THROUGH
                                          (UNAUDITED)          MARCH 31, 1996          MARCH 31, 1995
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD. . . . . .              $6.10                   $5.42                    $5.00
                                           -------                 -------                  -------
INCOME FROM
INVESTMENT OPERATIONS

  Net Investment
  Income . . . . . . . . . . .                .09                     .20(1)                   .09(1)

  Net Realized
  and Unrealized  Gains. . . .                .35                    1.13                      .44
                                           -------                 -------                  -------
  Total from
  Investment Operations. . . .                .44                    1.33                      .53
                                           -------                 -------                  -------
DISTRIBUTIONS

  From Net Investment
  Income. . . . . . . . . . .                (.09)                   (.19)                    (.09)

  In Excess of Net
  Investment Income . . . . .                  --                    (.01)                      --

  From Net Realized Gains on
  Investment Transactions . .                  --                    (.45)                    (.02)
                                            -------                 -------                  -------
  Total Distributions . . . .                (.09)                   (.65)                    (.11)
                                            -------                 -------                  -------
NET ASSET VALUE,
END OF PERIOD . . . . . . . .               $6.45                   $6.10                    $5.42
                                            =======                 =======                  =======
  TOTAL RETURN(2) . . . . . .                7.29%                  25.67%                   10.69%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Expenses to
  Average Net Assets . . . . .                .98%(3)                 .98%                    1.00%(3)

  Ratio of Net Investment
  Income to Average  Net Assets . .          3.17%(3)                3.51%                    4.04%(3)

  Portfolio Turnover Rate . . . . .            81%                    170%                      45%

  Average Commission
  Paid per Share Traded. . .               $.0420                  $.0378                       --(4)

  Net Assets, End
  of Period (in thousands). .            $157,416                $116,692                  $52,213

--------------------------------------------------------------------------------------------------------

(1) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(2) TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURN
ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS  DISTRIBUTIONS, IF ANY.

(3) ANNUALIZED

(4) NOT COMPUTED FOR PERIOD INDICATED.


SEE NOTES TO FINANCIAL STATEMENTS                22



--------------------------------------------------------------------------------
IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

AS REQUIRED BY LAW, ANY DISTRIBUTIONS YOU RECEIVE FROM AN IRA AND CERTAIN 403(B) DISTRIBUTIONS [NOT ELIGIBLE FOR ROLLOVER TO AN IRA OR TO ANOTHER 403(B)] ARE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 10% OF THE TOTAL AMOUNT WITHDRAWN, UNLESS YOU ELECT NOT TO HAVE WITHHOLDING APPLY. IF YOU DON'T WANT US TO WITHHOLD ON THIS AMOUNT, YOU MAY SEND US A WRITTEN NOTICE NOT TO HAVE THE FEDERAL INCOME TAX WITHHELD. YOUR WRITTEN NOTICE IS VALID FOR SIX MONTHS FROM THE DATE OF RECEIPT AT TWENTIETH CENTURY. EVEN IF YOU PLAN TO ROLL OVER THE AMOUNT YOU WITHDRAW TO ANOTHER TAX-DEFERRED ACCOUNT, THE WITHHOLDING RATE STILL APPLIES TO THE WITHDRAWN AMOUNT, UNLESS WE HAVE RECEIVED A WRITTEN NOTICE NOT TO WITHHOLD FEDERAL INCOME TAX WITHIN SIX MONTHS PRIOR TO THE WITHDRAWAL.

WHEN YOU PLAN TO WITHDRAW, YOU MAY MAKE YOUR ELECTION BY COMPLETING OUR CONVERSIONS/REDEMPTIONS FORM OR AN IRS FORM W-4P. CALL TWENTIETH CENTURY FOR EITHER FORM. YOUR WRITTEN ELECTION IS VALID FOR ONLY SIX MONTHS FROM THE DATE OF RECEIPT AT TWENTIETH CENTURY. YOU MAY REVOKE YOUR ELECTION AT ANY TIME BY SENDING A WRITTEN NOTICE TO US.

REMEMBER, EVEN IF YOU ELECT NOT TO HAVE INCOME TAX WITHHELD, YOU ARE LIABLE FOR PAYING INCOME TAX ON THE TAXABLE PORTION OF YOUR WITHDRAWAL. IF YOU ELECT NOT TO HAVE INCOME TAX WITHHELD OR YOU DON'T HAVE ENOUGH INCOME TAX WITHHELD, YOU MAY BE RESPONSIBLE FOR PAYMENT OF ESTIMATED TAX. YOU MAY INCUR PENALTIES UNDER THE ESTIMATED TAX RULES IF YOUR WITHHOLDING AND ESTIMATED TAX PAYMENTS ARE NOT SUFFICIENT.
--------------------------------------------------------------------------------

                                       23


                 THIS PAGE HAS BEEN LEFT BLANK FOR YOUR NOTES.




TWENTIETH CENTURY
CONSERVATIVE EQUITY FUNDS


INVESTMENT MANAGER
INVESTORS RESEARCH CORPORATION
KANSAS CITY, MISSOURI


THIS REPORT AND THE FINANCIAL STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


TWENTIETH CENTURY MUTUAL FUNDS
and THE BENHAM GROUP
------------------------------

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200
------------------------------

PERSON-TO-PERSON ASSISTANCE:
1-800-345-2021 OR 816-531-5575
------------------------------

AUTOMATED INFORMATION LINE:
1-800-345-8765
------------------------------

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-753-1865
------------------------------

FAX:  816-340-7962
------------------------------

INTERNET: http://www.twentieth-century.com
------------------------------


SH-BKT-6019    [Recycled logo]
9610              Recycled



                                TWENTIETH CENTURY
                               Conservative Equity
                                      Funds


                                Semiannual Report
                               September 30, 1996


                                      VALUE

                                  EQUITY INCOME

                  ------------------------------------------

                                TWENTIETH CENTURY
                            CAPITAL PORTFOLIOS, INC.



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